Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, David M. Epstein, the Chief Executive Officer, and Fang Ni, the Principal Financial Officer, of Black Diamond Therapeutics, Inc. (the “Company”), hereby certify, that, to their knowledge:

(1)the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2023	By:	/s/ David M. Epstein
David M. Epstein President, Chief Executive Officer and Director (Principal Executive Officer)

Date: March 9, 2023	By:	/s/ Fang Ni
Fang Ni Chief Business Officer and Chief Financial Officer (Principal Financial Officer)